April 30, 2010
VIA EDGAR CORRESPONDENCE
Mr. Dominic Minore
Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C. 20547
Dear Mr. Minore:
Thank you for your recent comments on Post-effective Amendment No. 34 to the Registration Statement of Longleaf Partners Funds Trust (“Longleaf”). Before responding to your comments, I hereby acknowledge that Longleaf and its adviser, Southeastern Asset Management, Inc. (“Southeastern”), are responsible for the adequacy and accuracy of the disclosure in the filing. Staff comments or changes to disclosure in response to staff comments do not preclude the Commission from taking any action with respect to the filing. In addition, I understand that neither Longleaf nor Southeastern may assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
In the Prospectus, I have made the changes to the cover page you requested by removing information that was not required or permitted, and also by identifying the tickers more clearly. Similarly, I have removed from the Fund Summaries information that was not required or permitted, and have eliminated discussion of investment strategies from the “Principal Investment Risks” sections. I moved the “Governing Principles” to the Item 9 disclosure section, and changed the word “concentrate” to “focus,” as you requested. I clarified the statement that the funds may purchase other parts of the capital structure by saying the funds may invest in other types of securities. Regarding investment in foreign securities, I clarified that these may include emerging market issuers. I changed “concentration risk” to “non-diversification risk,” and moved the discussion of liquidity risk to Item 9, since it has not been a principal risk. In the performance section, I moved the total return bar chart ahead of after-tax returns, and removed the inflation plus 10% calculation. I clarified that numbers in parentheses are negative numbers, and changed the footnote to plain text rather than italics. I reviewed and corrected some of the data in the “management” section, and made the changes you requested regarding purchase and redemption. In the International Fund summary, I changed to regular type the disclosure about the fee reduction, clarified that it was a contractual fee reduction, and added to the Japanese Market Risk section. I also removed the word “organized” from the definition of “international.” In the Small-Cap and International summaries I clarified that generally the minimum percentages of assets invested in those categories would be 80% and 65% respectively. Southeastern hereby undertakes to sticker the Prospectus when assets in any particular country reach 25%.

In the SAI, I indicated the relevant portion of assets permitted for securities lending and repurchase agreements. I clarified that repurchase agreements could be viewed as loans, and stated that we did not currently intend to enter reverse repurchase agreements.
It was helpful to discuss the filing with you, and I welcome any additional thoughts or recommendations you might have.
Sincerely,

/s/ Andrew R. McCarroll
Andrew R. McCarroll
Vice President and General Counsel
Southeastern Asset Management, Inc.
Adviser to Longleaf Partners Funds